UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report:

(Date of earliest event reported)

March 3, 2017

BULOVA TECHNOLOGIES GROUP, INC.

(Exact name of registrant as specified in its charter)

Florida	000-9358	83-0245581
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12645 49th Street North

Clearwater, Florida 33762

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (727) 536-6666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)      As of March 3, 2017, the independent registered public accounting firm of Stevenson & Company CPAS LLC (“Stevenson”) of Tampa, Florida, resigned as our independent registered public accountant for the fiscal year ending September 30, 2017. Their decision was not based on any information provided by the Company, its Board of Directors, its management, nor any communications with predecessor accounting firms.

During the fiscal years ended September 30, 2015 and 2016, and for the interim periods through the date of this Current Report on Form 8-K, we have had no disagreements with Stevenson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Stevenson’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with its report on the Company’s consolidated financial statements.

The reports of Stevenson for the years ended September 30, 2015 and 2016 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

We have provided Stevenson with a copy of this Form 8-K, and have requested that Stevenson furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter, dated March 7, 2017, indicating that Stevenson is in agreement with such disclosures, is filed as Exhibit 16.1 to this Form 8-K.

(b)      On March 6, 2017, we engaged the firm of Turner, Stone & Company, L.L.P. (“Turner”) of Dallas, Texas, as our new independent registered public accounting firm for the fiscal year ending September 30, 2017.

During the fiscal years ended September 30, 2015 and 2016, we have not consulted with Turner regarding either:

(i) the application of accounting principles to any specified transaction, completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided that Turner concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii) any matter that was the subject of either a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulations S-K).

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter re: change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BULOVA TECHNOLOGIES GROUP, INC.

/s/ Stephen L. Gurba

Stephen L. Gurba

Chief Executive Officer

March 7, 2017